EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Qiuping Lu, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the March 31, 2014 Quarterly Report on Form 10-Q of China Herb Group Holdings Corp. for the period ended March 31, 2014 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of China Herb Group Holdings Corp.

Dated: June 3, 2014	By:	/s/ Qiuping Lu
Qiuping Lu
Chief Executive Officer, Chief Financial Officer
President and Director China Herb Group Holdings Corp.